UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 16, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to
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following provisions:

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    (17 CFR 230.425)

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    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
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
ITEM 8.01.  OTHER EVENTS

On November 16, 2005, Rick Wagoner, Chairman and CEO of General Motors Corporation (GM) issued the following statement to GM employees:

For the Record...

We're going through a rough patch of road these days, and it's attracting a lot of opinions about our Company and its future. Some of these opinions are thoughtful and helpful... others are less so, and in some cases, they're just plain wrong. It's those that particularly bother me, and I'm sure, many of you as well.

One that falls in that latter category is the discussion by some of a hypothetical GM plan to declare bankruptcy. I'd like to just set the record straight here and now: there is absolutely no plan, strategy or intention for GM to file for bankruptcy.

Despite the recent large losses in our U.S. business, GM has a robust balance sheet and strong liquidity - $19 billion in cash at the end of the third quarter, plus $16 billion in long-term VEBA* assets, which provides us further significant liquidity support. The large losses at GMNA are unsustainable, for sure, and require a comprehensive strategy to address them... a strategy that must be implemented promptly and effectively, to get our U.S. business profitable again.

And, that is just what we are doing with our turnaround plan. The plan is well known to you: (1) exciting new products, (2) revitalizing our sales and marketing strategy, (3) major reductions in cost and improvements in quality, and (4) reducing our health care cost burden. And, we are seeing progress... as but one example, the historic health care accord with the UAW was ratified last Friday. There is, for sure, more to do. But these actions, along with other initiatives such as globalizing our key business activities and exploring ways to improve GMAC's credit ratings, are all designed to get us back to a robust earnings and cash flow position.

All of this certainly involves changes... in many cases, significant changes that affect us personally. But, in the challenging circumstances that we are facing in the U.S., it's clear that such changes are necessary.

What we do not intend to do is file for a bankruptcy reorganization. That is not only unnecessary; it would be clearly contrary to the interests of our employees, our stock and bond holders, our dealers, and our suppliers and importantly, our customers. What we are doing is taking the necessary steps to get our business profitable.

Thanks as always for your support.

Rick

* The Voluntary Employees' Beneficiary Association trust provides funds for retiree health care.


                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  November 17, 2005             By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)